SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2018

Date of Report

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Forsyth Street Suite 200 Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 516-5436

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced by the Company, the Center for Cell and Gene Therapy at Baylor College of Medicine presented data from three abstracts at the 60th American Society of Hematology Annual Meeting between December 1-4, 2018. The Company previously issued a press release on the presentation of such dates on November 27, 2018 and the press release was filed as an exhibit to a Form 8-K on the same date. The presentations include: (i) an oral presentation regarding Safety and Efficacy of Multiantigen-Targeted T Cells for Multiple Myeloma by Premal Lulla, M.B.B.S., Assistant Professor of Medicine at the Center for Cell and Gene Therapy, Hematology-Oncology, at the Baylor College of Medicine.; (ii) a poster presentation regarding Targeting Lymphomas Using Non-Engineered, Multi-Antigen Specific T Cells; and (iii) a poster presentation regarding Adoptive T-Cell Therapy for Acute Leukemia Targeting Multiple Tumor Associated Antigens The studies describe results achieved using multi-tumor antigen specific T cells that were developed at the Baylor College of Medicine in the laboratories of Dr. Ann Leen and Dr. Juan Vera, and exclusively licensed to Marker Therapeutics, Inc. Copies of the presentation and posters are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. The presentations are available on Marker Therapeutics website at www.markertherapeutics.com under the caption “Recognition.”

The information furnished pursuant to Item 8.01 on this Form 8-K, including Exhibit 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	2018 ASH Conference Presentation- Safety and Efficacy of Multiantigen-Targeted T Cells for Multiple Myeloma.*

99.2	2018 ASH Conference Poster Presentation-Targeting Lymphomas Using Non-Engineered, Multi-Antigen Specific T Cells.*

99.3	2018 ASH Conference Poster Presentation-Adoptive T-Cell Therapy for Acute Leukemia Targeting Multiple Tumor Associated Antigens.*

*Furnished herewith.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of December, 2018.

MARKER THERAPEUTICS, INC. (Registrant)

BY:	/s/ Michael Loiacono
Michael Loiacono Chief Accounting Officer